

                                                                  Exhibit (e)(5)

SERVICE REQUEST

                 PLATINUM
          Investor(SM) II
AIG AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

Platinum Investor -- Fixed Option
---------------------------------
   . Division 125 - AGL Declared Fixed Interest Account

Platinum Investor -- Variable Divisions
---------------------------------------
AIM Variable Insurance Funds
----------------------------
   . Division 126 - AIM V.I. International Growth
   . Division 127 - AIM V.I. Premier Equity

The Alger American Fund
-----------------------
   . Division 259 - Alger American Leveraged AllCap
   . Division 258 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.
------------------------------------------
   . Division 224 - VP Value

Ayco Series Trust
-----------------
   . Division 228 - Ayco Growth

Credit Suisse Trust
-------------------
   . Division 247 - Small Cap Growth

Dreyfus Investment Portfolios
-----------------------------
   . Division 229 - MidCap Stock

Dreyfus Variable Investment Fund
--------------------------------
   . Division 132 - Quality Bond
   . Division 133 - Developing Leaders

Fidelity Variable Insurance Products Fund
-----------------------------------------
   . Division 233 - VIP Asset Manager
   . Division 232 - VIP Contrafund
   . Division 230 - VIP Equity-Income
   . Division 231 - VIP Growth
   . Division 254 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------
   . Division 255 - Franklin Small Cap Value Securities
   . Division 248 - Franklin U.S. Government
   . Division 249 - Mutual Shares Securities
   . Division 250 - Templeton Foreign Securities

Janus Aspen Series
------------------
   . Division 234 - International Growth
   . Division 236 - Mid Cap Growth
   . Division 235 - Worldwide Growth

J. P. Morgan Series Trust II
----------------------------
   . Division 400 - JPMorgan Mid Cap Value
   . Division 237 - JPMorgan Small Company

MFS Variable Insurance Trust
----------------------------
   . Division 239 - MFS Capital Opportunities
   . Division 134 - MFS Emerging Growth
   . Division 240 - MFS New Discovery
   . Division 238 - MFS Research

Neuberger Berman Advisers Management Trust
------------------------------------------
   . Division 241 - Mid-Cap Growth

Oppenheimer Variable Account Funds
----------------------------------
   . Division 257 - Oppenheimer Global Securities
   . Division 256 - Oppenheimer Multiple Strategies

PIMCO Variable Insurance Trust
------------------------------
   . Division 243 - PIMCO Real Return
   . Division 242 - PIMCO Short-Term
   . Division 244 - PIMCO Total Return

Putnam Variable Trust
---------------------
   . Division 137 - Putnam VT Diversified Income
   . Division 138 - Putnam VT Growth and Income
   . Division 139 - Putnam VT Int'l Growth and Income

SAFECO Resource Series Trust
----------------------------
   . Division 140 - Equity
   . Division 141 - Growth Opportunities

SunAmerica Series Trust
-----------------------
   . Division 253 - Aggressive Growth
   . Division 252 - SunAmerica Balanced

The Universal Institutional Funds, Inc.
---------------------------------------
   . Division 135 - Equity Growth
   . Division 136 - High Yield

VALIC Company I
---------------
   . Division 128 - International Equities
   . Division 129 - Mid Cap Index
   . Division 130 - Money Market I
   . Division 225 - Nasdaq-100 Index
   . Division 227 - Science & Technology
   . Division 226 - Small Cap Index
   . Division 131 - Stock Index

Vanguard Variable Insurance Fund
--------------------------------
   . Division 245 - High Yield Bond
   . Division 246 - REIT Index

Van Kampen Life Investment Trust
--------------------------------
   . Division 142 - Growth & Income


L8993 REV 0403

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[LOGO] American General                                                                                      Variable Universal Life
                                                                                                           Insurance Service Request

                                                                                                Complete and return this request to:
                                                                                                  Variable Universal Life Operations
American General Life Insurance Company ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
Member of American International Group, Inc.           (888) 325-9315 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (877) 445-3098

------------------------------------------------------------------------------------------------------------------------------------
[ ] POLICY           1.   POLICY #:                                      Insured:
    IDENTIFICATION                  ------------------------------------          --------------------------------------------------

COMPLETE THIS SECTION     Address:                                                                         New Address (yes) (no)
  FOR ALL REQUESTS.               ------------------------------------------------------------------------

                          Primary Owner (If other than insured):
                                                                 -----------------------------------------

                          Address:                                                                         New Address (yes) (no)
                                  ------------------------------------------------------------------------

                          Primary Owner's S.S. No. or Tax I.D. No.                       Phone Number: (     )          -
                                                                   ------------------                          --------   ----------

                          Joint Owner (If applicable):
                                                       ---------------------------------------------------

                          Address:                                                                         New Address (yes) (no)
                                   ------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[ ] NAME             2.   Change Name Of: (Circle One)  Insured   Owner   Payor   Beneficiary
    CHANGE

 Complete this section    Change Name From: (First, Middle, Last)              Change Name To: (First, Middle, Last)
  if the name of the
 insured, Owner, Payor
  or Beneficiary has      --------------------------------------------------   -----------------------------------------------------
        changed.          Reason for Change: (Circle One) Marriage   Divorce   Correction   Other (Attach copy of legal proof)
(Please note, this does
     not change the
 Insured, Owner, Payor
   or Beneficiary
     designation.)

------------------------------------------------------------------------------------------------------------------------------------
[ ] CHANGE IN        3.   INVESTMENT DIVISION                                    PREM %   DED %
    ALLOCATION
    PERCENTAGES           (125)-AGL Declared Fixed Interest Account              _____%   ____%

  Use this section to     AIM Variable Insurance Funds
 indicate how premiums    ----------------------------
 or monthly deductions    (126) AIM V.I. International Growth                    _____%   ____%
  are to be allocated.    (127) AIM V.I. Premier Equity                          _____%   ____%
  Total allocation in
 each column must equal   The Alger American Fund
  100%; whole numbers     -----------------------
         only.            (259) Alger American Leveraged AllCap                  _____%   ____%
                          (258) Alger American MidCap Growth                     _____%   ____%
   Ayco Series Trust
  is not available for    American Century Variable Portfolios, Inc.
  premium allocations.    ------------------------------------------
                          (224) VP Value                                         _____%   ____%
SAFECO Resource Series
Trust is available only   Ayco Series Trust
  for owners who had      -----------------
  allocations before      (228) Ayco Growth                                        NA     ____%
  5/1/03 (even if the
  owner had no SAFECO     Credit Suisse Trust
 balance as of 5-1-03).   -------------------
                          (247) Small Cap Growth                                 _____%   ____%

                          Dreyfus Investment Portfolios
                          -----------------------------
                          (229) MidCap Stock                                     _____%   ____%

                          Dreyfus Variable Investment Fund
                          --------------------------------
                          (132) Quality Bond                                     _____%   ____%
                          (133) Developing Leaders                               _____%   ____%

                          Fidelity Variable Insurance Products Fund
                          -----------------------------------------
                          (233) VIP Asset Manager                                _____%   ____%
                          (232) VIP Contrafund                                   _____%   ____%
                          (230) VIP Equity-Income                                _____%   ____%
                          (231) VIP Growth                                       _____%   ____%
                          (254) VIP Mid Cap                                      _____%   ____%

                          Franklin Templeton Variable Insurance Products Trust
                          ----------------------------------------------------
                          (255) Franklin Small Cap Value Securities              _____%   ____%
                          (248) Franklin U.S. Government                         _____%   ____%
                          (249) Mutual Shares Securities                         _____%   ____%
                          (250) Templeton Foreign Securities                     _____%   ____%

                          Janus Aspen Series
                          ------------------
                          (234) International Growth                             _____%   ____%
                          (236) Mid Cap Growth                                   _____%   ____%
                          (235) Worldwide Growth                                 _____%   ____%

                          J.P. Morgan Series Trust II
                          ---------------------------
                          (400) JPMorgan Mid Cap Value                           _____%   ____%
                          (237) JPMorgan Small Company                           _____%   ____%

                          MFS Variable Insurance Trust
                          ----------------------------
                          (239) MFS Capital Opportunities                        _____%   ____%
                          (134) MFS Emerging Growth                              _____%   ____%
                          (240) MFS New Discovery                                _____%   ____%
                          (238) MFS Research                                     _____%   ____%

                          Neuberger Berman Advisers Management Trust
                          ------------------------------------------
                          (241) Mid-Cap Growth                                   _____%   ____%

                          Oppenheimer Variable Account Funds
                          ----------------------------------
                          (257) Oppenheimer Global Securities                    _____%   ____%
                          (256) Oppenheimer Multiple Strategies                  _____%   ____%

                          PIMCO Variable Insurance Trust
                          ------------------------------
                          (243) PIMCO Real Return                                _____%   ____%
                          (242) PIMCO Short-Term                                 _____%   ____%
                          (244) PIMCO Total Return                               _____%   ____%

                          Putnam Variable Trust
                          ---------------------
                          (137) Putnam VT Diversified Income                     _____%   ____%
                          (138) Putnam VT Growth and Income                      _____%   ____%
                          (139) Putnam VT Int'l Growth and Income                _____%   ____%

                          SAFECO Resource Series Trust
                          ----------------------------
                          (140) Equity                                           _____%   ____%
                          (141) Growth Opportunities                             _____%   ____%

                          SunAmerica Series Trust
                          -----------------------
                          (253) Aggressive Growth                                _____%   ____%
                          (252) SunAmerica Balanced                              _____%   ____%

                          The Universal Institutional Funds, Inc.
                          ---------------------------------------
                          (135) Equity Growth                                    _____%   ____%
                          (136) High Yield                                       _____%   ____%

                          VALIC Company I
                          ---------------
                          (128) International Equities                           _____%   ____%
                          (129) Mid Cap Index                                    _____%   ____%
                          (130) Money Market I                                   _____%   ____%
                          (225) Nasdaq-100 Index                                 _____%   ____%
                          (227) Science & Technology                             _____%   ____%
                          (226) Small Cap Index                                  _____%   ____%
                          (131) Stock Index                                      _____%   ____%

                          Vanguard Variable Insurance Fund
                          --------------------------------
                          (245) High Yield Bond                                  _____%   ____%
                          (246) REIT Index                                       _____%   ____%

                          Van Kampen Life Investment Trust
                          --------------------------------
                          (142) Growth & Income                                  _____%   ____%

                          Other:                                                 _____%   ____%
                          ------
                                ---------------------------------------------
                                                                                   100%    100%

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L8993 REV 0403

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[ ] MODE OF          4.   Indicate frequency and premium amount desired: $_______ Annual   $_______ Semi-Annual   $_______ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                      $_______ Monthly (Bank Draft Only)
    METHOD CHANGE

  Use this section to     Indicate billing method desired:       Direct Bill       Pre-Authorized Bank Draft (attach a Bank Draft
   change the billing                                      -----             -----
frequency and/or method                                                                 Authorization Form and "Void" Check)
  of premium payment.
Note, however, that AGL   Start Date:         /         /
 will not bill you on a               --------  --------  --------
 direct monthly basis.
  Refer to your policy
    and its related
 prospectus for further
 information concerning
  minimum premiums and
    billing options.

------------------------------------------------------------------------------------------------------------------------------------
[ ] LOST POLICY      5.   I/we hereby certify that the policy of insurance for the listed policy
    CERTIFICATE           has been            LOST            DESTROYED            OTHER.
                                   ----------      ----------           ----------

 Complete this section    Unless I/we have directed cancellation of the policy, I/we request that a:
   if applying for a
     Certificate of                            Certificate of Insurance at no charge
Insurance or duplicate              ----------
  policy to replace a
   lost or misplaced                           Full duplicate policy at a charge of $25
   policy. If a full                ----------
  duplicate policy is
   being requested, a     be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
  check or money order    policy to AGL for cancellation.
for $25 payable to AGL
must be submitted with
     this request.

------------------------------------------------------------------------------------------------------------------------------------
[ ] DOLLAR COST      6.   Designate the day of the month for transfers:     (choose a day from 1-28)
    AVERAGING                                                           ---
                          Frequency of transfers (check one):     Monthly        Quarterly         Semi-Annually        Annually
                                                              ----        -------          --------              -------
($5,000 minimum initial   I want: $______________ ($100 minimum, whole dollars only) taken from the Money Market I Division
accumulation value) An    and transferred to the following Divisions:
amount may be deducted
 periodically from the    AIM Variable Insurance Funds
Money Market I Division   ----------------------------
 and placed in one or     (126) AIM V.I. International Growth                     $___________
 more of the Divisions    (127) AIM V.I. Premier Equity                           $___________
    listed. The AGL
Declared Fixed Interest   The Alger American Fund
    Account is not        -----------------------
 available for Dollar     (259) Alger American Leveraged All Cap                  $___________
 Cost Averaging. Please   (258) Alger American MidCap Growth                      $___________
refer to the prospectus
for more information on   American Century Variable Portfolios, Inc.
    the Dollar Cost       ------------------------------------------
   Averaging Option.      (224) VP Value                                          $___________

SAFECO Resource Series    Credit Suisse Trust
Trust is available only   -------------------
  for owners who had      (247) Small Cap Growth                                  $___________
  allocations before
  5/1/03 (even if the     Dreyfus Investment Portfolios
  owner had no SAFECO     -----------------------------
balance as of 5-1-03).    (229) MidCap Stock                                      $___________

                          Dreyfus Variable Investment Fund
                          --------------------------------
                          (132) Quality Bond                                      $___________
                          (133) Developing Leaders                                $___________

                          Fidelity Variable Insurance Products Fund
                          -----------------------------------------
                          (233) VIP Asset Manager                                 $___________
                          (232) VIP Contrafund                                    $___________
                          (230) VIP Equity-Income                                 $___________
                          (231) VIP Growth                                        $___________
                          (254) VIP Mid Cap                                       $___________

                          Franklin Templeton Variable Insurance Products Trust
                          ----------------------------------------------------
                          (255) Franklin Small Cap Value Securities               $___________
                          (248) Franklin U.S. Government                          $___________
                          (249) Mutual Shares Securities                          $___________
                          (250) Templeton Foreign Securities                      $___________

                          Janus Aspen Series
                          ------------------
                          (234) International Growth                              $___________
                          (236) Mid Cap Growth                                    $___________
                          (235) Worldwide Growth                                  $___________

                          J. P. Morgan Series Trust II
                          ----------------------------
                          (400) JPMorgan Mid Cap Value                            $___________
                          (237) JPMorgan Small Company                            $___________

                          MFS Variable Insurance Trust
                          ----------------------------
                          (239) MFS Capital Opportunities                         $___________
                          (134) MFS Emerging Growth                               $___________
                          (240) MFS New Discovery                                 $___________
                          (238) MFS Research                                      $___________

                          Neuberger Berman Advisers Management Trust
                          ------------------------------------------
                          (241) Mid-Cap Growth                                    $___________

                          Oppenheimer Variable Account Funds
                          ----------------------------------
                          (257) Oppenheimer Global Securities                     $___________
                          (256) Oppenheimer Multiple Strategies                   $___________

                          PIMCO Variable Insurance Trust
                          ------------------------------
                          (243) PIMCO Real Return                                 $___________
                          (242) PIMCO Short-Term                                  $___________
                          (244) PIMCO Total Return                                $___________

                          Putnam Variable Trust
                          ---------------------
                          (137) Putnam VT Diversified Income                      $___________
                          (138) Putnam VT Growth and Income                       $___________
                          (139) Putnam VT Int'l Growth and Income                 $___________

                          SAFECO Resource Series Trust
                          ----------------------------
                          (140) Equity                                            $___________
                          (141) Growth Opportunities                              $___________

                          SunAmerica Series Trust
                          -----------------------
                          (253) Aggressive Growth                                 $___________
                          (252) SunAmerica Balanced                               $___________

                          The Universal Institutional Funds, Inc.
                          ---------------------------------------
                          (135) Equity Growth                                     $___________
                          (136) High Yield                                        $___________

                          VALIC Company I
                          ---------------
                          (128) International Equities                            $___________
                          (129) Mid Cap Index                                     $___________
                          (225) Nasdaq-100 Index                                  $___________
                          (227) Science & Technology                              $___________
                          (226) Small Cap Index                                   $___________
                          (131) Stock Index                                       $___________

                          Vanguard Variable Insurance Fund
                          --------------------------------
                          (245) High Yield Bond                                   $___________
                          (246) REIT Index                                        $___________

                          Van Kampen Life Investment Trust
                          --------------------------------
                          (142) Growth & Income                                   $___________

                          Other:                                                  $___________
                          -----
                                 --------------------------------------------

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                                   PAGE 3 OF 5

L8993 REV 0403

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[ ] AUTOMATIC        7.   Indicate frequency:        Quarterly        Semi-Annually        Annually
    REBALANCING                               ------           ------               ------

                                                (Division Name or Number)                              (Division Name or Number)
    ($5,000 minimum       ______________%: __________________________________    ______________%: __________________________________
  accumulation value)
  Use this section to     ______________%: __________________________________    ______________%: __________________________________
   apply for or make
  changes to Automatic    ______________%: __________________________________    ______________%: __________________________________
   Rebalancing of the
  variable divisions.     ______________%: __________________________________    ______________%: __________________________________
  Please refer to the
  prospectus for more     ______________%: __________________________________    ______________%: __________________________________
   information on the
 Automatic Rebalancing    ______________%: __________________________________    ______________%: __________________________________
  Option. This option
 is not available while   ______________%: __________________________________    ______________%: __________________________________
    the Dollar Cost
    Averaging Option      ______________%: __________________________________    ______________%: __________________________________
       is in use.
                          ______________%: __________________________________    ______________%: __________________________________
 Ayco Series Trust and
 SAFECO Resource Series   ______________%: __________________________________    ______________%: __________________________________
  Trust new Automatic
   Rebalancing may be                   Initial Here To Revoke automatic rebalancing election.
      restricted.         -------------

------------------------------------------------------------------------------------------------------------------------------------
[ ] TELEPHONE        8.   I (/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
    PRIVILEGE             among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for
    AUTHORIZATION         future purchase payments and monthly deductions.

 Complete this section    Initial the designation you prefer:
  if you are applying
    for or revoking                Policy Owner(s) only -- If Joint Owners, either one acting independently.
   current telephone      --------
      privileges.
                                   Policy Owner(s) and Agent/Registered Representative who is appointed to represent AGL and the
                          --------
                          firm authorized to service my policy.

                          AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone transfer or allocation instructions received and acted upon in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers or allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from the receipt of the confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at the address printed on the top of this service request form.

                                   Initial Here To Revoke Telephone privilege authorization.
                          --------

------------------------------------------------------------------------------------------------------------------------------------
[ ] CORRECT AGE      9.   Name of Insured for whom this correction is submitted:
                                                                                ------------------------------------------
  Use this section to
 correct the age of any   Correct DOB:           /           /
  person covered under                 ----------  ---------- ----------------
 this policy. Proof of
  the correct date of
  birth must accompany
     this request.

------------------------------------------------------------------------------------------------------------------------------------
[ ] TRANSFER OF      10.                                             (Division Name or Number)         (Division Name or Number)
    ACCUMULATED
    VALUES                Transfer $ __________ or _________% from _____________________________ to _______________________________.

  Use this section if     Transfer $ __________ or _________% from _____________________________ to _______________________________.
 you want to move money
 between divisions.       Transfer $ __________ or _________% from _____________________________ to _______________________________.
  Withdrawals from the
   AGL Declared Fixed     Transfer $ __________ or _________% from _____________________________ to _______________________________.
 Interest Account are
  limited to 60 days      Transfer $ __________ or _________% from _____________________________ to _______________________________.
    after the policy
  anniversary and to      Transfer $ __________ or _________% from _____________________________ to _______________________________.
 no more than 25% of
  the total unloaned      Transfer $ __________ or _________% from _____________________________ to _______________________________.
   value of the AGL
Declared Fixed Interest   Transfer $ __________ or _________% from _____________________________ to _______________________________.
 Account on the policy
     anniversary.         Transfer $ __________ or _________% from _____________________________ to _______________________________.
If a transfer causes
   the balance in any     Transfer $ __________ or _________% from _____________________________ to _______________________________.
 division to drop below
 $500, AGL reserves the
 right to transfer the
   remaining balance.
     Amounts to be
 transferred should be
 indicated in dollar or
  percentage amounts,
      maintaining
      consistency
      throughout.

 Ayco Series Trust and
 SAFECO Resource Series
  Trust new transfers
   may be restricted.

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                                   PAGE 4 OF 5

L8993 REV 0403

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[ ] REQUEST FOR      11.              I request a partial surrender of $___________ or ___________% of the net cash surrender value.
    PARTIAL               -----------
    SURRENDER/
    POLICY LOAN                       I request a loan in the amount of $_____________.
                          -----------
  Use this section to
  apply for a partial                 I request the maximum loan amount available from my policy.
   surrender from or      -----------
  policy loan against
   policy values. For     Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
  detailed information    percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
  concerning these two    Interest Account and Variable Divisions in use.
  options please refer
 to your policy and its   ----------------------------------------------------------------------------------------------------------
 related prospectus. If
 applying for a partial   ----------------------------------------------------------------------------------------------------------
 surrender, be sure to
 complete the Notice of   ----------------------------------------------------------------------------------------------------------
 Withholding section of
  this Service Request    ----------------------------------------------------------------------------------------------------------
  in addition to this
        section.

------------------------------------------------------------------------------------------------------------------------------------
[ ] NOTICE OF        12.  The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING           subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding
 Complete this section    apply by checking the appropriate box below. If you elect not to have withholding apply to your
  if you have applied     distribution or if you do not have enough income tax withheld, you may be responsible for payment of
for a partial surrender   estimated tax. You  may incur penalties under the estimated tax rules, if your withholding and estimated
    in Section 11.        tax are not sufficient.

                          Check one:              I do want income tax withheld from this distribution.
                                     ------------

                                                  I do not want income tax withheld from this distribution.
                                     ------------

                          If no election is made, we are required to withhold Federal Income Tax (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/     13.  ----------------------------------------------------------------------------------------------------------
    SIGNATURE             CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer Identification number and; (2) that I am not subject to backup withholding under Section 3406(a)
 Complete this section    (1)(c) of the Internal Revenue Code.
   for ALL requests.
                          The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                          ----------------------------------------------------------------------------------------------------------

                          Dated at                               this              day of                                          .
                                   -----------------------------      ------------        -----------------------------, ----------
                                   CITY, STATE

                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF OWNER                                        SIGNATURE OF WITNESS

                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF JOINT OWNER                                  SIGNATURE OF WITNESS

                          X                                                         X
                          ------------------------------------------------------    ------------------------------------------------
                           SIGNATURE OF ASSIGNEE                                     SIGNATURE OF WITNESS

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

                                   PAGE 5 OF 5

L8993 REV 0403